DILIP R. LIMAYE

Newtown Square, PA • (610) 213-9063 • dlimaye@srcglobal.com • https://www.linkedin.com/in/drlimaye

ENTREPRENEUR,
CHIEF EXECUTIVE OFFICER, & GLOBAL ENERGY CONSULTANT



Highly accomplished entrepreneur and senior executive with more than 40 years of international success in financing clean-tech and numerous verticals of energy. Trusted financial advisor and consultant, providing services to organizations in more than 50 countries with a proven ability to assist companies implement innovative initiatives while ensuring regulatory compliance and driving sustainable growth.

Areas of expertise include strategic business planning, climate change mitigation, cleantech, fund-raising, financial structuring, global expansion, international joint ventures, program design, contract negotiation, and reverse mergers.

CRITICAL LEADERSHIP INITIATIVES

- Senior Advisor to the World Bank on design and implementation of large-scale financing of alternative energy and energy efficiency projects to mitigate climate change.
- Lead consultant on the design of a $1.3 billion financing program for renewable energy and energy efficiency projects for pollution abatement in the Beijing region in China.
- Team Leader for Clean Energy Finance, responsible for the identification and implementation of initiatives to up-scale deployment of clean energy projects in India.
- Board Member and Chairman of the Compensation committee of A-Power Energy (Nasdaq: APWR).
- Co-Founder and Vice-Chairman of IndiPharm, Inc., a clinical research company. Served as Chief Financial Officer of the company during the acquisition negotiations with a private equity fund for $17.5 million.
- Developed business plans and financial strategies and assisted in the establishment of over 20 unregulated utility subsidiaries in North America, Europe and Asia for investing in renewable energy and energy services.
- Engaged by a Japanese industrial consortium, led by Japan Research Institute, to provide strategic support on establishment of First Energy Services Company (FESCO), an entity now publicly traded on the Tokyo Stock Exchange.
- Assisted in establishment of LG Energy Services, the first energy service company (ESCO) in South Korea, and Australian Energy Solutions, the first ESCO in Australia, by providing leadership in business planning, financing, guidance in staff training, and developing operational capability.
- Established several international joint venture companies, expanded their operations, and organized the acquisition of three of these companies.
- Co-developer of one of the largest grid-connected solar photovoltaic facilities in the U.S.

CAREER TRACK

President & CEO, SRC GLOBAL INC. 1999 to Present

- Established company to provide business strategy and modeling, pro-formas, growth strategy, organizational development, and senior executive consultancy services.
- Engaged by the World Bank (2000-present) to provide senior advisory services, starting with a comprehensive project in Vietnam and providing technical and financial advisory services for further 60 projects for the World Bank, United Nations, International Finance Corp., USAID, and other international financial institutions.
- Helped establish and held one-year tenure as Chief Operating Officer for Energy Systems Group, which is now one of the largest and most successful energy service companies (ESCOs) in the US.
- Collaborated with multilateral and bilateral financial institutions and national governments to develop policies, best practice initiatives, and strategies to promote cleantech through public-private partnerships.
- Developed and led training programs on the establishment and operation of energy service businesses for clients in US, Japan, Australia, Czech Republic, India, China, Korea, and the Middle East.
- Chairman and lead investor in OEM, LLC, a company with a patented technology to optimize the efficiency of cooling systems in buildings & industry to reduce energy use, operating costs and carbon footprint.
- Developed the business strategy, organizational structure, operational plan, financial pro-formas, and action plans for a Super ESCO; and prepared the investment plan that led to an investment of US$500 million.
- Co-Developer of a 700-MW solar photovoltaic (PV) facility in Texas, the largest such plant in the U.S.

President, INTERNATIONAL ENERGY SERVICES COMPANY (INTESCO) 1994 to 1999

- Set up the first multi-national ESCO, focusing on the facilitation of Energy Saving Performance Contracts (ESPCs) through establishment of joint venture companies in Europe, Asia and Australia.
- Developed strategic business plans, provided leadership, and developed and implemented training and capacity building programs for key staff.

President & CEO, SRC INTERNATIONAL INC. 1978 to 1998

- Founded energy consulting company, immediately winning major contract to develop first alternative energy plan in the Pacific Northwest for Pacific Northwest Regional Planning Commission.
- Grew company to 160 employees across four continents with 10 offices in the US and subsidiaries in the UK, Denmark, Czech Republic, India and Australia.
- Clients included 90 of the 100 largest U.S. utilities, as well as many utilities and regulatory commissions in the U.S., Europe and Asia, and international agencies including the World Bank, European Union, International Finance Corporation, Asian Development Bank, USAID, United Nations Development Program.
- Diversified into software systems services by establishing SRC Systems Inc., and acquiring Morgan Systems, and managed IT to develop and license energy industry-focused software and service offerings.

EDUCATION

DREXEL UNIVERSITY
PH. D. CANDIDATE, ALTERNATIVE ENERGY SYSTEMS, 1978

UNIVERSITY OF PENNSYLVANIA
PH. D. CANDIDATE, INTERNATIONAL BUSINESS, THE WHARTON SCHOOL OF BUSINESS, 1970

CORNELL UNIVERSITY
MS, INDUSTRIAL ENGINEERING & OPERATIONS RESEARCH, 1965

INDIAN INSTITUTE OF TECHNOLOGY, BOMBAY
B. TECH., MECHANICAL ENGINEERING (*WITH HONORS*), 1964

CERTIFICATIONS

HARVARD UNIVERSITY – EXECUTIVE PROGRAM
GLOBAL CLIMATE CHANGE & ECONOMIC DEVELOPMENT, 1998

AFFILIATIONS

ASSOCIATION OF ENERGY ENGINEERS
INTERNATIONAL ASSOCIATION OF ENERGY ECONOMISTS
INTERNATIONAL SOCIETY OF SUSTAINABILITY PROFESSIONALS

HONORS & AWARDS

INDIAN INSTITUTE OF TECHNOLOGY, BOMBAY
VALEDICTORIAN AND WINNER OF PRESIDENT OF INDIA GOLD MEDAL

Boards & Advisory

International Energy Advisory Council
Board Member

Seoul International Advisory Council
Advisory Board Member

Online Energy Manager
Chair

IndiPharm Inc.
Founder, Board Member & Vice Chair

Photonix Solar Pvt Ltd
Former Chair

International Institute for Energy Conservation
Chair, Advisory Council

A-Power Energy Generation Systems (NASDAQ: APWR)
Former Board Member & Chair, Compensation Committee

The World Bank
Senior Advisor & Consultant

Asian Development Bank
Senior Advisor & Consultant

IFC, IEA, UNDP, USAID
Senior Advisor & Consultant

Vattenfall, Sweden
Advisory Support

Books

Public-Private Partnerships for Financing Cleantech – International Energy Agency
Principal Author

Unlocking Private Financing for Clean Energy in East Asia – World Bank
Co-Author

Public Procurement of Energy Efficiency Services - World Bank
Co-Author

Strategic Marketing for Electric Utilities
Co-Author

Electric Utility Conservation Programs
Co-Author

International Load Management
Co-Author

Industrial Cogeneration Applications
Author

Energy Policy Evaluation
Author

Planning Cogeneration Systems
Author

Energy India 20-20: A Shape of Things to Come in the Indian Energy Sector
Co-Author

50+ Technical Papers on Financing Clean-Tech
Author, Co-Author & Editor

Speaking Engagements

BEE Training Program for Banks and Financial Institutions on Financing
Speaker [Multiple Topics], 2014-2015

Pacific Power Association Annual General Meeting
Speaker, 2014

Energy Efficiency Financing and Delivery Mechanisms Conferences
Speaker [Multiple Topics], 2014- 2017

Institutional Review of Energy Efficiency Workshop, Turkey
Speaker, 2014

International ESCO Financing Conference
Speaker, 2013

Presenter, 2013

Saudi Energy Efficiency Financing Forum
Speaker, 2014

Jordan Renewable Energy & Energy Efficiency Fund
Presenter, 2014

Clean Energy Finance
Presenter, 2014

Seoul International Energy Conference
Speaker, 2013, 2014, 2016

Various World Bank Workshops on Financing Alternative Energy and Energy Efficiency
Speaker [Multiple Topics], 2008 - 2018